                                                                    EXHIBIT 23.4

Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 15, 1997, in the Registration Statement (Form S-1 Amendment No. 2 No. 33-37189) and related prospectus of Zevex International, Inc. for the registration of 1,200,000 shares of its common stock, with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP

Salt Lake City, Utah
November 18, 1997